Goodwill	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Goodwill
19. Goodwill

	2021 £m	2020 £m
Cost at 1 January	10,597	10,562

Exchange adjustments	(55)	(54)

Additions through business combinations (Note 40)	–	124

Other movements	10	–

Transfer to assets held for sale	–	(35)

Cost at 31 December	10,552	10,597

Net book value at 1 January	10,597	10,562

Net book value at 31 December	10,552	10,597
The £10 million increase in goodwill corresponds to an immaterial payment of pension liabilities to the Consumer Healthcare sub-group
as required in the sale and purchase agreement and the increase in the non-controlling
interest in the
sub-group
as result of the transaction.
Goodwill is allocated to the Group’s segments as follows:

	2021 £m	2020 £m

Pharmaceuticals	4,228	4,245

Vaccines	1,264	1,295

Consumer Healthcare	5,060	5,057

Net book value at 31 December	10,552	10,597
The recoverable amounts of the cash generating units are assessed using a fair value less costs of disposal model. Fair value less costs of disposal is calculated using a discounted cash flow approach, with a post-tax
discount rate applied to the projected risk-adjusted
post-tax
cash flows and terminal value.
The discount rate used is based on the Group WACC of 6.5% (2020 – 7%), as most cash generating units have integrated operations across large parts of the Group. The discount rate is adjusted where appropriate for specific segment, country and currency risks. The valuation methodology uses significant inputs which are not based on observable market data, therefore this valuation technique is classified as level 3 in the fair value hierarchy.
Details relating to the discounted cash flow models used in the impairment tests of the Pharmaceuticals, Vaccines and Consumer Healthcare cash generating units are as follows:

Valuation basis	Fair value less costs of disposal

Key assumptions	Sales growth rates Profit margins Terminal growth rate Discount rate Taxation rate

Determination of assumptions
Growth rates are internal forecasts based on both internal and external market information.

Margins reflect past experience, adjusted for expected changes.

Terminal growth rates based on management’s estimate of future long-term average growth rates.

Discount rates based on Group WACC, adjusted where appropriate.

Taxation rates based on appropriate rates for each
jurisdiction.

Period of specific projected cash flows	Five years

Terminal growth rate and discount rate		Terminal growth rate	Discount rate

	Pharmaceuticals	0% p.a. (2020 – 1% p.a)	7% (2020 – 7.5% p.a)

	Vaccines	0% p.a. (2020 – 1% p.a)	7% (2020 – 7.5% p.a)

	Consumer Healthcare	2.5% p.a. (2020 – 2% p.a)	6% (2020 – 6% p.a)
The terminal growth rates do not exceed the long-term projected growth rates for the relevant markets, reflect the impact of future generic competition and take account of new product launches. Goodwill is monitored for impairment at the segmental level. In each case the valuations indicated sufficient headroom such that a reasonably possible change to key assumptions is unlikely to result in an impairment of the related goodwill. The Consumer Healthcare cash generating unit also comprises a collection of smaller cash generating units including brands with indefinite lives with a carrying value of £18.4 billion (2020 – £18.4 billion). Details of indefinite life brands are given in Note 20, ‘Other intangible assets’.
We have assessed the qualitative and quantitative impact of climate related risks on asset recoverable amounts and concluded that their imp act does not cause material impairments.